UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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GLOBAL INDUSTRIES, LTD.
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R1GBL1 GLOBAL INDUSTRIES, LTD. 8000 GLOBAL DRIVE CARLYSS, LOUISIANA 70665 You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials GLOBAL INDUSTRIES, LTD. Shareholder Meeting to be held on 05/20/09 Notice and Proxy Statement Annual Report See the Reverse Side for Meeting Information and Instructions on How to Vote ·• Have the 12 Digit Control Number available and visit: www.proxyvote.com PROXY MATERIALS — VIEW OR RECEIVE You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 05/06/09. HOW TO VIEW MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* — sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

R1GBL2 Meeting Type: Annual Meeting Date: 05/20/09 Meeting Time: 10:00 A.M., Local Time For holders as of: 03/24/09 Meeting Location: Meeting Information Houston Marriott Westchase 2900 Briarpark Drive Houston, Texas 77042 Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote In Person How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. Meeting Directions: For meeting directions please visit: www.marriott.com/hotels/travel/houwm-houstonmarriott- westchase

Voting items 2. To approve an amendment to our 2005 Stock Incentive Plan to increase the number of authorized shares issuable under the plan by 5,000,000 shares. 3. To ratify the appointment of Deloitte & Touche LLP as the independent public accountants for the Company to serve for the 2009 fiscal year. 4. In their discretion, upon any other business that may properly come before said meeting. 01) John A. Clerico 02) Edward P. Djerejian 03) Lawrence R. Dickerson 04) William J. Doré 05) Larry E. Farmer 06) Edgar G. Hotard 07) Richard A. Pattarozzi 08) James L. Payne 09) Michael J. Pollock 1. To elect the following Director nominees to the Board. NOMINEES: The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. R1GBL3

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